LORD ABBETT INVESTMENT TRUST

Lord Abbett Multi-Asset Balanced Opportunity Fund

Supplement dated April 6, 2020 to the

Summary Prospectus dated April 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 15 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Chief Investment Officer	2016
Jeffrey O. Herzog, Portfolio Manager	2016

Please retain this document for your future reference.